UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2020
AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100
San Diego, California 92130
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (866) 871-8519
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMN	NYSE

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 — Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 17, 2020, the Board of Directors (the “Board”) of AMN Healthcare Services, Inc. (the “Company”) adopted an amendment to Article 2, Section 2.3 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to establish an “ownership” requirement for stockholders seeking to call a special meeting. The Company’s Bylaws formerly required stockholders seeking to call a special meeting to be holders of record of not less than twenty percent (20%) of the Company’s outstanding voting shares. The amendment added to this section requires stockholders seeking to call a special meeting to “own” in the aggregate not less than twenty percent (20%) of the Company’s common stock. The Board decided to define “own” for the purposes of meeting the requirements necessary to call a special meeting of stockholders consistent with the determination of ownership under the proxy access provisions of the Bylaws, which generally exclude derivative and borrowed securities and unsettled shares.
The Board also amended Article 9, Section 9.1 (Books and Records) to comport with changes made to the Delaware General Corporation Law and made certain other non-substantive changes. This summary of the Bylaw amendments is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated into this filing by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Ninth Amended and Restated Bylaws of AMN Healthcare Services, Inc. dated January 17, 2020 furnished pursuant to Item 5.03 of this Current Report on Form 8-K.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: January 23, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer